Exhibit 99.4

Client Name:	Lendage
Client Project Name:	ACHM 2024-HEM2
Start - End Dates:	2/20/2023 - 9/10/2024
Deal Loan Count:	1,077

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	DTI	CRDDTI105	Debt Ratio Exception 5% or Less	2
Property Valuations	Value	PRVAVALU5249	Property Value Not Supported	16
Compliance	County High Cost	CMPCHC5380	ILCK High-Cost Loan by exceeding points and fees threshold	7
Compliance	County High Cost	CMPCHC5381	ILCK High-Cost Loan by exceeding APR threshold	8
Compliance	Compliance Manual	CMPMAN2982	MDIA payment schedule error	1
Total				34

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